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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                 (Amending Form 8-K filed on November 1, 2000)

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 25, 2000
                                                   ----------------------------

                        APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


    Missouri                           000-26020             43-1641533
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    (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)              File Number)         Identification No.)

    400 Royal Palm Way, Suite 410, Palm Beach, Florida    33480
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    (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code:    561-366-4800
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On November 1, 2000 the Registrant, Applied Digital Solutions, Inc. filed a
Current Report on Form 8-K reporting the acquisition of Pacific Decision Sciences Corporation. By this amendment, the Registrant is filing the required financial statements and pro forma financial information.

Item 7.  Financial Statements and Exhibits.


         (a)      Financial statements of business acquired

                  Audited consolidated financial statements of Pacific Decision Sciences Corporation for the year ended June 30, 2000 are attached as Exhibit 99.2 hereto. Unaudited consolidated financial statements of Pacific Decision Sciences Corporation for the three months ended September 30, 2000 are attached as Exhibit 99.3 hereto.

         (b)      Pro forma financial information

                  Pro forma financial information is attached as Exhibit
                  99.4 hereto.

         (c)      Exhibits

                  99.2 Audited consolidated financial statements of Pacific
                       Decision Sciences Corporation for the year ended June 30, 2000
                  99.3 Unaudited consolidated financial statements of Pacific
                       Decision Sciences Corporation for the three months ended September 30, 2000
                  99.4 Pro forma financial information


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED DIGITAL SOLUTIONS, INC.
                                     (Registrant)

Date:      December 29, 2000                  /s/ Jerome C. Artigliere
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                                     Vice President and Chief Financial Officer




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